UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2017

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2017, Big Lots, Inc. (“we,” “us,” “our” or “Company”) announced that David J. Campisi, the Company’s Chief Executive Officer and President, and a Director of the Company, will be on a temporary medical leave of absence, effective immediately.

In connection with Mr. Campisi’s temporary leave of absence, on December 3, 2017, the Company’s Board of Directors assigned Mr. Campisi’s executive responsibilities to Lisa Bachmann, the Company’s Executive Vice President, Chief Merchandising and Operating Officer, and Timothy A. Johnson, the Company’s Executive Vice President, Chief Administrative Officer and Chief Financial Officer. During Mr. Campisi’s absence, Ms. Bachmann and Mr. Johnson will work in consultation with James R. Chambers, the non-executive Chairman of the Company’s Board of Directors.

Ms. Bachmann, 56, was promoted to her current position in August 2015. Prior to that, Ms. Bachmann was promoted to Executive Vice President, Chief Operating Officer in August 2012 and Executive Vice President, Supply Chain Management and Chief Information Officer in March 2010. Ms. Bachmann joined us as Senior Vice President, Merchandise Planning, Allocation and Presentation in March 2002.

Mr. Johnson, 50, was promoted to his current position in August 2015. Prior to that Mr. Johnson was promoted to Executive Vice President, Chief Financial Officer in March 2014. Mr. Johnson was promoted to Senior Vice President, Chief Financial Officer in August 2012. He was promoted to Senior Vice President of Finance in July 2011. He joined us in August 2000 as Director of Strategic Planning.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Company’s December 4, 2017 press release with respect to the foregoing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibits marked with an asterisk (*) are furnished herewith.

	Exhibit No.	Description

	99.1*	Big Lots, Inc. press release dated December 4, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: December 4, 2017	By:	/s/ Ronald A. Robins, Jr.
Ronald A Robins, Jr.
Senior Vice President, General Counsel
and Corporate Secretary